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                                                                    EXHIBIT 10.1

                  MASTER PARTICIPATION AND SERVICING AGREEMENT

                 As amended and restated as of October 20, 2004

PFGI Capital Corporation
One East Fourth Street
Cincinnati, Ohio 45202

Ladies and Gentlemen:

     This Master Participation and Servicing Agreement (this "Agreement") contains the terms and conditions pursuant to which we will transfer to you interests in loans and other assets as contributions to your capital or as a result of purchases thereof. For purposes of this Agreement, (a) "Assets" shall consist of (i) commercial and other mortgage loans (each, a "Mortgage Loan") secured by real property, and other loans secured by property other than real property or unsecured (each, a "Non-qualified Loan"), each evidenced by promissory notes payable to our order or endorsed over to us (each a "Note") and, where applicable, the related "Mortgage" and (ii) participations in commercial and other Mortgage Loans, and in Non-qualified Loans, evidenced by promissory notes payable to other lenders (each a "Lender") purchased by us pursuant to participation agreements (each a "Participation Agreement") and (b) Participations (as defined below) shall consist of a ninety-five percent (95%) undivided interest (each a "Pro Rata Share") in each of the Assets.

     1. Contributions. We are simultaneously herewith contributing the undivided interests in the Assets listed on the attached Schedule III to you as a contribution to your capital in exchange for all of your common stock ("Initial Contributed Participations"). The information set forth on Schedule III is complete, true and correct in all material respects as of the date indicated thereon. In addition, we may, from time to time hereafter, contribute undivided interests in additional Assets (each an "Additional Participation" and, together with the Initial Contributed Participations, a "Participation") to you as capital. All Participations contributed to you as capital, including, but not limited to, the Initial Contributed Participations, shall be treated as Participations for all purposes under this Agreement.

     2. Offer Procedure. From time to time, we may, but shall not be obligated to, offer to sell you, without recourse, Participations. We agree that you shall be considered for all purposes as the legal and equitable owner of each Participation (together with the Asset to which it relates) and that this Agreement shall not be construed as an extension of credit by us to you.

     3. Acceptance Procedure. By executing this Agreement, you hereby accept our contribution to you of the Initial Contributed Participations. To accept any future offer by us to sell you a Participation in a specified Asset you shall either (a) make payment to us of the purchase price for that Participation (the "Purchase Price") on its Value Date, in United States dollars and in same day funds, or (b) instruct us, in writing or by telephone (and promptly confirmed in writing), to debit your Demand Deposit Account at The Provident Bank, in the amount of the Purchase Price for that Participation on its Value Date. The
"Value Date" for each Participation offered and sold hereunder shall be the date on which the Purchase Price for that Participation is due and payable. We represent and warrant to you that each Participation
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contributed or sold by us to you hereunder shall be contributed or sold by us to you at its fair market value on and as of its related Value Date.

     4. Participation Certificates. Upon your acceptance of any contribution of a Participation in specified Assets under this Agreement or any offer by us to sell you a Participation in specified Assets under this Agreement, we will promptly send you a participation certificate in substantially the form of
Schedule I attached hereto (a "Participation Certificate"), confirming and evidencing the Participation contributed or sold and transferred to you under this Agreement. Terms defined in the Participation Certificate for each Participation shall have the same meaning when used in this Agreement in connection with that Participation.

     5. Application of Payments. We will pay over to you, in United States dollars and in the kind of funds received or applied by us, on the 15th day of each calendar month, or the first Business Day (as hereinafter defined) immediately thereafter if the 15th day is not a Business Day, your Pro Rata Share of every payment of principal, interest or other amount, including any liquidation or insurance proceeds, or every application of funds, in connection with any Asset (including, without limitation, any payment or application from any property or deposit held or taken by us in connection with any Asset, whether as collateral or otherwise) received by us during the preceding calendar month.

     "Business Day" as used herein shall mean any day other than a Saturday, a Sunday, or a day on which commercial banks are authorized or obligated by law, regulation or executive order to close in Ohio or Nevada.

     6. Adjustment of Payments. If, for any reason, we make any payment to you before we have received or applied the corresponding payment on an Asset (it being understood that we are under no obligation to do so), and we do not receive or apply the corresponding payment within five business days of our payment to you, you will, at our request, promptly return that payment to us (together with interest on that payment at the overnight rate for Federal funds transactions between member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York, for each day from the making of that payment to you until its return to us). If, after we have paid you your Pro Rata Share of any payment received or applied by us in respect of any Asset, that payment or application is rescinded or must otherwise be returned or paid over by us, whether pursuant to any bankruptcy or insolvency law, the sharing of payments clause of any loan agreement or otherwise, you will, at our request, promptly return your Pro Rata Share of that payment or application to us, together with your Pro Rata Share of any interest or other amount required to be paid by us with respect to that payment or application.

     7. Representations, Warranties and Covenants. We represent and warrant to you that, as of the date of any contribution or sale of a Participation to you and with respect to each Participation and Asset;

          (a) DUE ORGANIZATION AND AUTHORITY; ENFORCEABILITY. We are an Ohio banking corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and have all licenses necessary to carry on our business as now being conducted and are licensed, qualified and in good standing in each state wherein we own or lease any material properties or where a property securing an Asset ("Mortgaged Property"), or other collateral securing an Asset, is located, if the laws of such state require licensing or qualification in order for us to conduct business of the type conducted by us, and in any event we are in


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compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Asset in accordance with the terms of this Agreement; we have the full corporate power, authority and legal right to hold, transfer and convey the Participations and to execute and deliver this Agreement and to perform our obligations hereunder; the execution, delivery and performance of this Agreement (including all Participation Certificates to be delivered pursuant to this Agreement) by us and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement and all agreements contemplated hereby have been duly executed and delivered and constitute our valid, legal, binding and enforceable obligations subject to insolvency laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder, regardless of whether such enforcement is sought in a proceeding in equity or at law; and all requisite corporate action has been taken by us to make this Agreement and all agreements contemplated hereby valid and binding upon us in accordance with their terms.

          (b) ORDINARY COURSE OF BUSINESS. The consummation of the transactions contemplated by this Agreement are in our ordinary course of business, and the transfer, assignment and conveyance of the Participations pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

          (c) NO CONFLICTS. Neither the execution and delivery of this Agreement, the contribution or sale of the Participations to you, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of our articles of incorporation or code of regulations or any legal restriction or any agreement or instrument to which we are now a party or by which we are bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which we or our property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of our properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument or impair your ability to realize on the Participations, impair the value of the Participations or impair our ability to perform our obligations hereunder.

          (d) ABILITY TO PERFORM; SOLVENCY. We do not believe, nor do we have any reason or cause to believe, that we cannot perform each and every covenant contained in this Agreement. We are solvent and the sale of the Participations will not cause us to become insolvent. None of the contributions or sales of the Participations is being undertaken with the intent to hinder, delay or defraud any of our creditors.

          (e) NO LITIGATION PENDING. There is no action, suit, proceeding or investigation pending or threatened against us before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, could result in any material adverse change in our business, operations, financial condition, properties or assets, or in any material impairment of the right or ability to carry on our business substantially as now conducted, or which would draw into question the validity of this Agreement or any Participations or of any action taken or to be taken in connection with our


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obligations contemplated herein, or which would be likely to impair materially our ability to perform under the terms of this Agreement.

          (f) NO CONSENT REQUIRED. No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by us of or compliance by us with this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to each date on which a Participation shall be contributed or sold to you under this Agreement.

          (g) SELECTION PROCESS. The Participations were selected from among the outstanding Mortgage Loans and Non-qualified Loans in our portfolio as of the date of any contribution or sale of a Participation as to which the representations and warranties set forth herein could be made and such selection was not made in a manner so as to affect adversely your interests.

          (h) INITIAL PORTFOLIO. The aggregate characteristics of the Participations initially contributed or sold to you are as set forth under the heading "BUSINESS - General Description of Mortgage Assets and Other Authorized Investments; Investment Policy" in the Prospectus dated June 6, 2002 relating to the PRIDES to which this Agreement relates.

          (i) NO UNTRUE INFORMATION. Neither this Agreement nor any information, statement, tape, diskette, report, form, or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

          (j) NO BROKERS. We have not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Participations.

          (k) PAYMENTS CURRENT; STATUS. All payments required to be made under the terms of the Notes have been made and credited. No payment required under a
Note is delinquent by 30 days or more.

          (l) ORIGINAL TERMS UNMODIFIED. The terms of each Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of its origination except as contained in the loan file related to such Note ("Loan File"). Such waiver, alteration or modification has not and will not affect the priority of the related Mortgage. No mortgagor has been released, in whole or in part, except in connection with an assumption agreement, which assumption agreement is part of the Loan File.

          (m) NO DEFENSES. The Asset is not subject to any right of set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Note or the Mortgage, or the exercise of any right thereunder, render either the Note or the Mortgage unenforceable, in whole or in part and no such right of set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor or debtor is now or was, at the time of origination of the related Mortgage Loan or Non-qualified Loan, a debtor in any state or Federal bankruptcy or insolvency proceeding.


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          (n) COMPLIANCE WITH APPLICABLE LAWS. Any and all requirements of any federal, state or local law including, without limitation, usury, fair housing, equal credit opportunity and disclosure laws, if any, applicable to the Asset have been complied with in all material respects, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and we shall maintain in our possession, available for your inspection, and shall deliver to you upon demand, evidence of compliance with all such requirements.

          (o) NO SATISFACTION OF MORTGAGE. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. We have not waived the performance by the mortgagor of any action, if the mortgagor's failure to perform such action would cause the Asset to be in default, nor have we waived any default resulting from any action or inaction by the mortgagor.

          (p) VALID LIEN. The Mortgage is a valid, subsisting, enforceable and perfected lien on the Mortgaged Property, including all buildings, improvements and fixtures on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing as set forth in each Mortgage. The lien of the Mortgage is subject only to:

          (1) the lien of current real property taxes and assessments not yet due and payable;

          (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Asset and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the Asset or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

          (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

     Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Asset establishes and creates a valid, subsisting, enforceable and perfected lien and security interest on the property described therein. The Mortgaged Property was not, as of the date of origination of the Asset, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage (except any such subordinate loan which was created in connection with the origination of the related Asset details of which are contained in the related Loan File).


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          (q) VALIDITY OF MORTGAGE DOCUMENTS. The Note and the Mortgage and any
other agreement executed and delivered by a mortgagor in connection with an Asset are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. To the best of our knowledge, all parties to the Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Note, the Mortgage and any such agreement, and the Note, the Mortgage and any other such related agreement have been duly and properly executed by such parties. To the best of our knowledge, no fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to an Asset has taken place on the part of any person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Asset.

          (r) FULL DISBURSEMENT OF PROCEEDS. The Asset has been closed and the proceeds of the Note have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefore have been complied with. All costs, fees and expenses incurred in making or closing the Asset and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Note or Mortgage.

          (s) OWNERSHIP. We are the sole owner of record and holder of the Asset and the indebtedness evidenced by each Note. The Asset is not assigned or pledged, and we have good and indefeasible title thereto, and have full right to transfer and sell the Participation to you free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and have full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Participation pursuant to this Agreement and following the sale of each Participation, you will own such Participation free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except as created by you. After the date hereof, we will have no right to modify or alter the terms of the sale of any Participation and we will have no obligation or right to repurchase such Participation or substitute another Participation therefore, except as provided in this Agreement.

          (t) TITLE INSURANCE. The Mortgage is covered by an ALTA lender's title insurance policy and each such title insurance policy is issued by a title insurer acceptable to us and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring us and our successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Note, subject only to the exceptions contained in clauses (1), (2) and
(3) of paragraph (p) of this Section, and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the interest rate and monthly payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. We and our successor and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy and, neither us nor, to the best of our knowledge, any other prior holder of the related Mortgage, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including


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without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller.

          (u) NO DEFAULTS. There is no default, breach, violation or event which would permit acceleration existing under the Mortgage or the Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and we have not waived any default, breach, violation or event which would permit acceleration.

          (v) NO MECHANICS' LIENS. To the best of our knowledge, there is no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

          (w) LOCATION OF IMPROVEMENTS; NO ENCROACHMENTS. With respect to each Asset, to the best of our knowledge, all improvements which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of our knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.

          (x) ORIGINATION: PAYMENT TERMS. To the best of our knowledge, the documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. Principal payments on the Note commenced no more than sixty (60) days after funds were disbursed in connection with the Note. The Note is payable each month in equal monthly installments of principal and interest, which installments of interest are subject to change if the Note provides for adjustments to the interest rate.

          (y) CUSTOMARY PROVISIONS. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. For Assets secured by Mortgaged Property located in California, there is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law.

          (z) CONFORMANCE WITH UNDERWRITING STANDARDS. The Mortgage Loan or Non-qualified Loan, where applicable, was underwritten and documented in accordance with our underwriting standards in effect at the time the Asset was originated, certain aspects of which are described on Schedule II attached hereto. The Note and Mortgage are on our customary forms, and we have not made any representations to a mortgagor that are inconsistent with the Mortgage and the Note.


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          (aa) OCCUPANCY OF THE MORTGAGED PROPERTY. To the best of our knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

          (bb) DEEDS OF TRUST. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

          (cc) VALUE AND MARKETABILITY. We have no actual knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the debtor or the debtor's credit standing that can reasonably be expected to cause the Asset to become delinquent, or adversely affect the value or marketability of the Asset.

          (dd) ASSUMABILITY. Each Mortgage contains a "due-on-sale" provision which prevents the assumption of the Mortgage Loan by a proposed transferee and accelerates the payment of the outstanding principal balance of such Mortgage Loan.

          (ee) MORTGAGED PROPERTY UNDAMAGED; NO CONDEMNATION PROCEEDINGS. To the best of our knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. To the best of our knowledge, the Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Asset or the use for which the premises were intended and each Mortgaged Property is in good repair.

          (ff) COLLECTION PRACTICES; ESCROW DEPOSITS. The origination and collection practices used by us with respect to the Asset have been in all material respects in compliance with accepted servicing practices, applicable laws and regulations, and have been in all material respects legal and proper.

          (gg) NO VIOLATION OF ENVIRONMENTAL LAWS. To the best of our knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property, and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.

          (hh) SOLDIERS' AND SAILORS' CIVIL RELIEF ACT. No Mortgagor has notified us and we have no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

          (ii) APPRAISAL. The Loan File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Asset by a qualified appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.


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          (jj) REAL ESTATE ASSET. Each Participation in a Mortgage Loan shall constitute a "real estate asset" within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended.

          (kk) PRIOR SERVICING. Each Asset has been serviced in all material respects in compliance with accepted servicing practices; provided that, in the event of any breach of the representation and warranty set forth in this Subsection (kk), we shall not be required to repurchase any such Asset unless such breach had, and continues to have, a material and adverse effect on the value of the related Asset or the Participation.

          (ll) QUALIFYING INTEREST. Each Participation in a Mortgage Loan shall constitute a "mortgage or other lien on or an interest in real estate" within the meaning of Section 3(c)(5)(C) of the Investment Company Act of 1940, as amended.

          (mm) FLOOD INSURANCE. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgaged Property is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration.

     It is understood and agreed that the representations and warranties set forth herein shall survive each contribution or sale of the Participations to you and shall inure to your benefit. Upon discovery by either us or you of a breach of any of the foregoing representations and warranties which materially and adversely affects your interests in the related Participation, the party discovering such breach shall give prompt written notice to the other.

     We, promptly after discovery of a breach of any such representation or warranty, shall notify you of such breach and the details thereof. Within sixty
(60) days of the earlier of (i) notice by us pursuant to the immediately preceding sentence or (ii) notice by you to us of any breach of a representation or warranty with respect to a Participation, we shall use our best efforts promptly to cure such breach in all material respects. If such breach can ultimately be cured but is not reasonably expected to be cured within the 60 day period, we shall have such additional time as is reasonably determined by you (not to exceed 120 days) to cure or correct such breach provided we have commenced curing or correcting such breach and are diligently pursuing same. If such breach cannot be or has not been cured, we shall, upon the expiration of the cure period described above, at your option and subject to the provisions of this Section, repurchase such Participation at the outstanding principal balance of the Participation plus all accrued interest on such Participation.

     In addition to such repurchase obligation, we shall indemnify you and hold you harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses (but excluding any consequential, indirect, special, exemplary or punitive damages ("Special Damages"), except for such Special Damages which the Purchaser is required by law to pay to a third party) resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller representations and warranties contained in this Agreement. It is understood and agreed that our obligations to cure or repurchase a defective Participation and to indemnify you as provided in this Section constitute your sole remedies respecting a breach of the foregoing representations and warranties.


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     Any cause of action against us relating to or arising out of the breach of any representations and warranties made in this Section shall accrue as to any Participation upon (i) discovery of such breach by you or notice thereof by us to you, (ii) failure by us to cure such breach or repurchase such Participation as specified above, and (iii) demand upon us by you for compliance with this Agreement.

     We will furnish you, promptly upon your request, with copies of the publicly available financial statements and other publicly available documents, and (subject to any duty of confidentiality to which we are subject) other documents, that we shall receive from any Borrower or Lender in connection with any Asset.

     We agree to give you prompt notice of the occurrence of any event of default relating to any Asset (as the term event of default is defined in the loan documents evidencing the Asset to which each Participation relates) of which we shall have actual knowledge.

     8. Your Agreements. You acknowledge that you will, independently and without reliance upon us and based on such financial statements and other documents and information as you deem appropriate, make your own credit analysis and decision in connection with each Participation accepted by you under this Agreement and continue to make your own credit decisions with respect to each Participation accepted by you under this Agreement.

     9. Servicing of the Assets. We will service the Assets to which each Participation relates with the same degree of care as we exercise with respect to similar loans and participations held by us for our own account, provided, that, we will not be liable for any error of judgment or for any action taken or omitted to be taken by us, except for gross negligence or willful misconduct. Without limitation of the generality of the foregoing, we (a) may consult with legal counsel, including counsel for any Borrower, Lender or guarantor of any Asset ("Guarantor"), independent public accountants or experts, and shall not be liable for any action taken in good faith or omitted to be taken in good faith by us in accordance with the advice of such counsel, accountants or experts, (b) make no warranty or representation and shall not be responsible for any statement, warranty or representation made by any Borrower, Lender or Guarantor in connection with any Asset or in or in connection with any document relating to any Asset or for the financial condition of any Borrower, Lender or Guarantor or for the value of any collateral, (c) shall not be responsible for the performance or observance by any Borrower, Lender or Guarantor of any of the terms, covenants or conditions of any loan or other document evidencing or relating to any Asset and shall not have any duty to inspect the property (including the books and records) of any Borrower, Lender or Guarantor, (d) make no warranty or representation and shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any loan or other document evidencing or relating to any Asset or any collateral for any Asset, (e) make no representation or warranty concerning the value or existence of any collateral or the perfection or enforceability of any security interests, and (f) shall incur no liability in respect of any Asset or under any loan or other document evidencing or relating to any Asset or in respect of any collateral for any Asset by acting upon any notice, consent, certificate or other instrument or writing believed by us to be genuine and signed or sent by the proper party.

     We shall not, without your prior written consent, agree to the modification or waiver of any of the terms of any loan or other document evidencing or relating to any Asset, consent to any action or failure to act by any Borrower, Lender or Guarantor, or exercise any rights which we may have in respect of any Asset or under any loan or other document evidencing or relating to any Asset or with respect to any collateral for any Asset, if the exercise of any of such rights would (i) waive any payment default; (ii) forgive any of the principal amount of or reduce the principal amount of, or rate of interest on, any Asset in excess of thirty (30) days with respect to interest and ninety (90) days with respect to principal; (iii) postpone any date fixed for any payment of principal of or interest on any Asset; (iv) release any guaranty or collateral except as otherwise contemplated in any loan or other document evidencing or relating to any Asset; (v) extend the maturity date of any Asset; (vi) increase the lending formulas or advance rates on any Asset; or
(vii) amend or modify the financial covenants contained in the loan or other documents evidencing any Asset in any way that would make such financial covenants any less restrictive.

     Notwithstanding the foregoing, in the event: (i) of any default of any of the Borrowers, which default shall be continuing for more than 30 days, (ii) the Asset is placed in a non-performing status, or (iii) any other development occurs that adversely affects the value of the collateral securing an Asset, the Borrower's financial condition or its ability to repay the Note in accordance with its terms, including any renegotiation of loan terms due to the financial deterioration of the Borrower, we shall promptly give you written notice of such event. We shall thereafter take such action as you may deem necessary to protect the interests of both us and you, including, but not limited to, commencement of foreclosure actions or the acceptance of deeds in lieu of foreclosure. In the event we shall fail to timely take any such action as directed by you, you may directly take any and all actions you deem necessary to protect your interests in the Participations, including, but not limited to, the enforcement of collections, the commencement of foreclosure actions, the acceptance of deeds in lieu of foreclosure, or the disposition of any Asset. At your direction, and on your behalf, we may deal with any of the Borrowers or Guarantors for the purpose of entering into forbearance agreements, moratoriums, and general work-out plans designed to allow the Borrowers or Guarantors to cure the default and restore the Asset to good standing; provided, you may, in your discretion, deal directly with any of the Borrowers or Guarantors in the event you determine that we are not satisfactorily following your directions as if you were the direct holder of the Asset and, notwithstanding anything in this Agreement to the contrary, we shall, at all times, only take action or inaction that is consistent with guidelines established by you or otherwise only with your consent. Prior to commencing any foreclosure action in connection with any Participation, we agree, following receipt of a written request from you, to offer to purchase such Participation from you at fair market value less estimated selling costs for the collateral securing the Asset. We will bear all costs associated with such repurchased Participation after the date of repurchase.

     We shall at all times keep proper books and records in accordance with generally accepted accounting principles consistently applied, reflecting all transactions in connection with the Assets. All such records shall be accessible for inspection by you at all reasonable times during our business hours. We shall use our best efforts to provide the following information to you within a reasonable time after such information becomes available to us: (a) the accrual status of the Assets; (b) the status of principal and interest payments; and (c) financial statements of the Borrowers.

     10. Servicing Fee. As compensation for servicing the Assets subject to this Agreement, we shall be entitled to receive a monthly servicing fee equal to 1/12 multiplied by 0.125% multiplied by the average daily outstanding principal balance of the Assets during each such calendar month. Such servicing fee shall be payable on the 15th day of each month, or the first Business Day immediately thereafter if the 15th day is not a Business Day, for the preceding calendar month. In addition, as further compensation for such services, we shall be entitled to retain all income derived from the Assets other than principal, interest or commitment or facility fees, including, but not limited to, all late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, deferment fees, modification fees, optional insurance fees, administrative fees, and all other incidental fees and charges.

     11. Reimbursement of Expenses. You will on demand reimburse us to the extent of your Pro Rata Share in any Asset for any and all reasonable costs, expenses and disbursements which may be incurred or made by us in connection with that Asset, and any action which may be taken by us to collect that Asset, for which we are not reimbursed at any time by or on behalf of the Borrower, Lender or Guarantor with respect to that Asset. We shall promptly repay your Pro Rata Share of any of such amounts subsequently received from the Borrower.

     12. Other Property, Deposits and Indebtedness. We and our affiliates may accept deposits from, lend money to, act as trustee under indentures and generally engage in any kind of business with any Borrower, Lender or Guarantor without any duty to account therefore to you except as set forth in this paragraph. You expressly waive any conflict of interest that we may have as a result of such relationships with any Borrower, Lender or Guarantor. If any property is taken by us as collateral for any other loans or extensions of credit made by us to or for any Borrower, Lender or Guarantor, or any property is in our possession or control, or any deposit is held or other indebtedness is owing by us, and that property, deposit or indebtedness, or the proceeds thereof, may be or become collateral for or otherwise available for payment in connection with any Asset by reason of the general description of secured obligations contained in any security agreement or other agreement or instrument held by us or by reason of the right of set-off, counterclaim or otherwise, you shall have no interest in that property, deposit or indebtedness, or the proceeds thereof, except that if that property, deposit or indebtedness, or the proceeds thereof, shall be applied in reduction of amounts outstanding in connection with any Asset, then you shall be entitled to your Pro Rata Share thereof. If you have received any payment as described in this paragraph in excess of your Pro Rata Share thereof, you shall forthwith purchase from us such additional Participation in such Asset as shall be necessary to cause us to ratably share such payment with you in proportion to our Pro Rata Share; provided, however, that if all or any portion of such payment is thereafter recovered from you, such purchase from us shall be rescinded and we shall repay to you our Pro Rata Share of such recovery together with an amount equal to our Pro Rata Share of any interest or other amount paid or payable by you in respect of the total amount so recovered.

     13. Taxes. All taxes due and payable on any payments to be made to you under this Agreement or under any Participation Certificate shall be your sole responsibility. All such payments shall be made to you net of and after deduction for any taxes, charges, levies or withholdings which are imposed by means of withholding by the country of incorporation of the Borrower, the United States of America and any other applicable taxing authority. You agree to provide to us, from time to time, completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify your exemption from United States withholding taxes with respect to payment to be made to you under this Agreement or under any Participation Certificate.

     14. Notices and Payments. All notices and other communications provided for under this Agreement shall be in writing (including telegraphic, telex or cable communications), unless otherwise specified, and shall be sent to you at the address set forth above or to us at the address set forth below (or such other address as you or we may designate in writing).

     15. Termination. This Agreement may be terminated by either party upon one day's written notice to the other party, provided, however, that any such termination shall not affect the rights and obligations of the parties with respect to any Participations contributed to or purchased by you prior to such termination.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

     17. Arbitration. Any controversy or claim arising out of or relating to this agreement, or the breach thereof, shall be settled by arbitration in Cincinnati, Ohio in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

     Please confirm your agreement with the provisions of this Agreement by executing the enclosed copy of this Agreement and returning it to us.

                                        Very truly yours,

                                        THE PROVIDENT BANK


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        One East Fourth Street
                                        Cincinnati, Ohio 45202

AGREED AND ACCEPTED:

As of October 20, 2004

PFGI CAPITAL CORPORATION


By:
    ---------------------------------
Title:
       ------------------------------

Address: One East Fourth Street
         Cincinnati,Ohio 45202

                                   SCHEDULE I

                            PARTICIPATION CERTIFICATE

THE PROVIDENT BANK HEREBY CONFIRMS THAT WE HAVE CONTRIBUTED OR SOLD AND TRANSFERRED TO YOU, AND THAT YOU HAVE ACCEPTED SUCH CONTRIBUTION OR PURCHASED FROM US, WITHOUT RECOURSE, AN UNDIVIDED PARTICIPATION IN AND TO EACH AND ALL OF THE ASSETS DESCRIBED BELOW TO THE EXTENT OF THE APPLICABLE PERCENTAGE AND WITH THE TERMS SET FORTH BELOW AND AS SET FORTH IN THAT CERTAIN MASTER PARTICIPATION AND SERVICING AGREEMENT AS AMENDED AND RESTATED AS OF OCTOBER 20, 2004:

APPLICABLE PERCENTAGE:                  95%

MAXIMUM PARTICIPATION AMOUNT:           $__________

BORROWER:

ASSET:                                  All of the Assets described on the
                                        attached Exhibit "A".

PARTICIPATION RATE:                     Participant shall receive its Pro Rata
                                        Share of principal, interest and other
                                        amounts paid by Borrower to The
                                        Provident Bank with respect to the
                                        Assets.

PURCHASE PRICE:                         $__________

VALUE DATE:                             _______________, 200__

Regards,

THE PROVIDENT BANK


By:
    ---------------------------------
Title:
       ------------------------------


AGREED AND ACCEPTED:

PFGI CAPITAL CORPORATION


By:
    ---------------------------------
Title:
       ------------------------------

                                    Exhibit A
                                     Assets

                                   SCHEDULE II

                               THE PROVIDENT BANK

                      UNDERWRITING POLICIES AND GUIDELINES

          It is the policy of Provident Bank to make commercial mortgage loans primarily in the geographic areas in which Provident Bank is doing business, normally a 100-mile radius of Cincinnati, Dayton, Columbus and Cleveland, Ohio; Indianapolis, Indiana; Pittsburgh, Pennsylvania; and Sarasota, Florida. However, Provident Bank may lend in geographic areas beyond these areas, provided the mortgage loans otherwise comply with Provident Bank's investment policies. Further, Provident Bank avoids transactions perceived to have unacceptably high risk, as well as excessive industry, type of collateral and other concentrations. Finally, it is the policy of Provident Bank that no more than two-thirds of Provident Bank's commercial mortgage loans cover properties that are not stabilized at any one time.

          Some of the Corporation's assets will be participating interests in loans acquired by Provident Bank in connection with its acquisition of other financial institutions. With respect to such loans, Provident Bank has performed due diligence procedures to, among other things, assess the overall quality of the target institution's loan portfolio prior to acquiring any financial institution. These procedures have included the examination of underwriting standards used in the origination of loan products by the target institution, the review of loan documents and the contents of selected loan files, and the verification of the past due status and payment histories of selected borrowers. Through its due diligence procedures, Provident Bank has obtained a sufficient level of comfort pertaining to the underwriting standards used by the target institution and their influence on the quality of the portfolio. Even though Provident Bank does not warrant those standards, Provident Bank has found them acceptable in comparison to its own underwriting standards in cases where Provident Bank has made a favorable decision to acquire the institution as a whole.

          The underwriting standards imposed by Provident Bank in connection with the origination of the commercial mortgage loans underlying the assets to be acquired by the Corporation shall include careful consideration of the borrower's overall creditworthiness and capacity to service debt independent of the income generated from the underlying property. In most instances, cash equity is required in each commercial mortgage loan transaction to reduce debt to a level where the income of the property can comfortably service that debt. In other instances where income from the underlying property does not provide adequate debt service coverage margins, additional collateral shall be required to offset any perceived deficiency. In the case of properties where the stability of the income stream may be in question, such as construction and development situations, Provident Bank shall require the borrower to have met the pre-leasing and pre-sale standard designated by Provident Bank for the type of property.

          The underwriting procedures and guidelines to be taken into account by Provident Bank shall include such factors as:

     -    demographic factors, including population and employment trends;

     -    current and projected vacancy, construction and absorption rates;

     - current and projected lease terms, rental rates and sales prices, including concessions;

     - economic indicators, including trends and diversification of the lending area;

     -    valuation trends, including discount and direct capitalization rates;

     -    amount and credit rating of additional collateral;

     - the net worth and credit rating of the borrower, as well as its operating and liquidity ratios;

     -    the existence of a guarantee;

     - the management ability of the borrower, including its business experience and financial soundness;

     -    the characteristics of the specific project financed; and

     - such other economic, demographic, or other factors as in the judgment of Provident Bank might affect the value of the collateral and the ability of the borrower to service the loan.

          Generally, Assets which the Corporation purchases or acquires from Provident Bank or its affiliates shall be participation interests in loans that are:

     - performing, meaning they have no more than two payments past due, if any,

     -    in accruing status,

     -    secured by real property such that they are REIT qualifying, and

     - not have been previously sold, securitized or charged-off either in whole or in part.

          Commercial mortgage loans are not required to be fully amortizing. Additionally, apart from Provident Bank's commercial mortgage loan origination guidelines, there is no requirement regarding the percentage of any commercial real estate property that must be leased at the time the Corporation acquires a participation interest in a commercial mortgage loan secured by such property nor shall commercial mortgage loans be required to have third party guarantees.

          At least 95% of the participation interests in commercial mortgage loans acquired in the future will represent a first lien position and shall have been originated by Provident Bank, one of its affiliates or an unaffiliated third party in the ordinary course of its real estate lending activities based on the underwriting standards generally applied by or substantially similar to those applied by Provident Bank at the time of origination for its own account.

          All financial dealings between Provident Bank and the Corporation shall be fair to all parties and consistent with market terms.

                                  SCHEDULE III
                       INITIAL CONTRIBUTED PARTICIPATIONS

OBLIGOR    OBLIGATION   INTEREST                          OBLIGATION                     OBLIGATION
NUMBER       NUMBER       RATE     OBLIGOR SHORT NAME   EFFECTIVE DATE   MATURITY DATE    ASSN UNIT
--------   ----------   --------   ------------------   --------------   -------------   ----------
10226834       26         4.75       DCHP LIMITED PA      11/01/2001       02/01/2009        210
10229739      125         5.25       J D COOPER DEVE      02/20/2002       12/01/2002        210
10229812       26         8.20       PLC LLC              01/11/2000       11/01/2010        210
10230018       18         5.89       SHARPE RICHARD       07/01/2000       04/01/2010        210
10230588       18         5.89       SHARPE RICHARD       06/01/2000       12/01/2009        210
10230786       18         6.78       SEGAL KENNETH C      06/01/2000       06/01/2016        210
10230844       18         6.99       NEYER KENNETH        06/01/2000       07/01/2006        210
10230893       18         6.47       MADISON COURT L      06/01/2000       10/01/2016        210
10230950       18         6.38       SEGAL KENNETH C      06/01/2000       02/01/2017        210
10231503       18         7.75       DURBIN GEORGETO      06/01/2000       02/01/2019        210
10231818       18         7.50       GLACID PROPERTI      06/01/2000       07/01/2024        210
10231909       18         8.13       GLACID PROPERTI      06/01/2000       09/01/2019        210
10232394       26         5.25       J M LIMITED PAR      01/27/2000       03/01/2007        210
10232451       18         4.47       ALLENDALE MDA L      06/01/2000       03/01/2010        210
10232469       18         4.75       CORAL SEUH LLC       02/04/2000       03/01/2003        210
10232477       18         3.94       CORAL SEUH LLC       02/04/2000       03/01/2003        210
10232493       18         7.45       HUESING JAMES R      06/01/2000       03/01/2010        210
10232543       18         7.45       HYDE PARK SQUAR      06/01/2000       03/01/2010        210
10232550       18         4.70       SMALL BROTHERS       06/01/2000       03/01/2010        210
10233194       18         3.75       RNS PROPERTIES       06/01/2000       08/01/2002        210
10233285       18         4.09       FIRST INTERSTAT      04/28/2000       05/01/2006        210
10233400       18         5.25       CBI PROPERTIES       05/01/2000       06/01/2002        210
10234101       26         7.50       BROWN ARLON R        06/01/2000       09/01/2024        210
10234218       26         7.50       GERBUS BROS CON      05/01/2000       11/01/2013        210
10234580       18         6.16       BEAN EQUITIES L      07/01/2000       07/01/2005        210
10234630       26         4.00       HERITAGE INN AN      06/14/2000       07/01/2005        210
10234812       18         5.56       ANEVSKI JOHN         06/01/2000       08/01/2006        210
10234853       18         7.07       DAPHANE SLOAN        06/01/2000       11/01/2004        210
10235199       18         6.00       PRITCHARD WILLI      06/01/2000       10/01/2011        210
10235223       18         7.50       GERBUS LEO H         06/01/2000       06/01/2011        210
10235603       18         7.95       WALNUT HILLS RE      06/01/2000       05/01/2004        210
10235801       18         8.00       MILLER MARCELLA      06/01/2000       03/01/2019        210

OBLIGOR                                             95% OF CURRENT
NUMBER              FILING DESC 1           STATE       BALANCE      COLLATERAL VALUE   V ISSUES
--------   ------------------------------   -----   --------------   ----------------   --------
10226834   BLDG/3427-43 EDWARDS               OH     $  132,667.50    $ 2,150,000.00       OK
10229739   BLDG/1601 POLO CLUB CT             OH     $  570,000.00    $   780,000.00       OK
10229812   BLDG/7423 MASON-MONTGOMERY RD      OH     $1,613,436.69    $ 2,170,000.00       OK
10230018   BLDG/319 HOWELL AVE                OH     $  168,699.02    $   380,000.00       OK
10230588   BLDG/5107-31 COLERAIN AVE          OH     $  355,715.48    $ 2,400,000.00       OK
10230786   BLDG/2400 GRANDVIEW                OH     $  672,971.16    $ 1,050,000.00       OK
10230844   BLDG/1073 & 1088 PARAGON, 1091     OH     $1,449,897.26    $ 2,160,000.00       OK
10230893   BLDG/2475-2489 MADISON RD          OH     $1,337,588.31    $ 2,325,000.00       OK
10230950   BLDG/2475-79 MADISON               OH     $  140,978.87    $ 3,225,000.00       OK
10231503   BLDG/4869 RT 125                   OH     $1,091,216.04    $ 1,500,000.00       OK
10231818   BLDG/2122 SINTON AVE               OH     $  179,913.00    $   254,000.00       OK
10231909   BLDG/2142 GILBERT AVE              OH     $  113,642.01    $   184,000.00       OK
10232394   BLDG/6601 HUNTLEY RD               OH     $  742,266.62    $   790,000.00       OK
10232451   BLDG/4120 ALLENDALE DR             OH     $  695,944.54    $   835,000.00       OK
10232469   BLDG/13909-13998 CEDAR RD          OH     $2,378,800.00    $10,500,000.00       OK
10232477   BLDG/13909-13998 CEDAR RD          OH     $7,980,000.00    $10,500,000.00       OK
10232493   BLDG/1603-1627 GALL BLVD           FL     $1,099,762.95    $ 1,875,000.00       OK
10232543   BLDG/2716 ERIE AVE                 OH     $  977,608.20    $ 1,330,000.00       OK
10232550   BLDG/5390 COURSEVIEW DR            OH     $1,265,965.61    $ 2,100,000.00       OK
10233194   BLDG/5581-5591 CHEVIOT             OH     $1,900,000.00    $ 3,100,000.00       OK
10233285   BLDG/9563-9567 MENTOR AVENUE       OH     $1,410,749.99    $18,800,000.00       OK
10233400   LIABILITY #24, 367, 374, AND       OH     $  353,400.00    $   465,000.00       OK
10234101   BLDG/VARIOUS LOCATIONS             OH     $1,376,772.56    $ 1,920,000.00       OK
10234218   BLDG & LIABILITY                   OH     $  360,188.49    $   850,000.00       OK
10234580   BLDG/2025-2061 E DOROTHY LANE      OH     $  478,150.18    $   675,000.00       OK
10234630   BLDG/7087 MILLER LANE              OH     $2,988,700.00    $ 5,900,000.00       OK
10234812   BLDG/5077-79 &                     OH     $  177,443.19    $   700,000.00       OK
10234853   BLDG/2601 & 2615 MELROSE           OH     $  106,522.81    $ 1,700,000.00       OK
10235199   BLDG/202-206 NORTH EAST ST         OH     $  189,933.12    $   425,000.00       OK
10235223   BLDG/611 SHEPARD DRIVE             OH     $1,011,246.94    $ 2,500,000.00       OK
10235603   BLDG/2601, 2615-2617 MELROSE       OH     $  128,632.82    $   246,200.00       OK
10235801   BLDG/VARIOUS LOCATIONS             OH     $2,108,370.52    $ 3,000,000.00       OK

 OBLIGOR   OBLIGATION   INTEREST                          OBLIGATION      MATURITY    OBLIGATION
 NUMBER      NUMBER       RATE     OBLIGOR SHORT NAME   EFFECTIVE DATE      DATE       ASSN UNIT
--------   ----------   --------   ------------------   --------------   ----------   ----------
10236536       18         7.97     LOCKLAND DEVELO        07/01/2000     11/01/2020       210
10236627       26         4.75     ST GREGORY PROP        01/01/2002     06/01/2007       210
10236643       18         8.25     GUPTA RANESHWAR        06/01/2000     05/01/2020       210
10239506       18         4.89     DANIEL W BEDING        07/01/2000     05/01/2007       210
10239688       18         6.39     ANEVSKI JOHN           07/01/2000     05/15/2009       210
10243664       18         7.45     EXPRESSWAY EXEC        06/30/2000     07/01/2010       210
10244043       26         5.75     ACES EIGHTS HAR        07/19/2000     08/01/2003       210
10244050       26         4.75     MNA CAPITAL LLC        07/19/2000     08/01/2003       210
10244142       18         3.59     NORA PLAZA INDI        07/24/2000     07/31/2002       210
10245206       18         6.19     5940 REALTY            08/14/2000     08/10/2006       210
10246956       34         4.75     KIRC LTD PARTNE        09/29/2000     10/01/2007       210
10250941       18         5.14     GEORGETOWN COMM        12/14/2000     12/01/2003       210
10252780       26         4.25     SUNSHINE SARASO        01/19/2001     01/19/2010       210
10253432       18         7.56     BRENT ASSOCIATE        01/31/2001     02/01/2007       210
10254430       26         5.25     WRS GALLENSTEIN        01/31/2001     02/01/2003       210
10255239       18         4.38     MV CENTER POINT        02/09/2001     03/01/2005       210
10256617       18         5.70     3300 WILMINGTON        03/14/2001     04/01/2011       210
10256633       18         5.70     OHIO ELECTRONIC        03/14/2001     04/01/2011       210
10257409       18         5.95     8D LLC                 03/20/2001     04/01/2011       210
10258746       18         5.33     FAIRLAWN CORPOR        03/29/2001     03/31/2004       210
10261310       26         5.25     WESTLANE LLC           05/09/2001     11/30/2002       210
10261468       18         4.75     RIVERSIDE AND F        05/07/2001     06/01/2002       210
10261880       34         6.87     FIRST GROWTH PR        12/21/2001     12/01/2006       210
10265097       26         4.75     2901 S GETTYSBU        07/17/2001     08/01/2003       210
10265998       18         3.75     BALL HOMES INC         08/10/2001     09/01/2003       210
10266731       18         7.60     CP CANTONPATTER        08/10/2001     09/01/2006       210
10267374       18         5.75     MEADOWS OF SOUT        08/07/2001     03/01/2003       210
10268844       18         4.75     HURSTBOURNE ORL        10/09/2001     10/09/2003       210
10268877       18         4.75     TELETRON OFFICE        10/09/2001     10/03/2003       210
10269586       18         4.75     VIDCON INC             10/18/2001     10/31/2002       210
10269610       18         4.38     DOOLEYS ORCHARD        10/02/2001     11/01/2003       210
10274347       26         4.25     WINFORD DEVELOP        12/20/2001     01/01/2005       210
10274644       26         5.25     DTC ENTERPRISES        12/28/2001     12/27/2006       210

 OBLIGOR                                            95% OF CURRENT
 NUMBER             FILING DESC 1           STATE       BALANCE      COLLATERAL VALUE   V ISSUES
--------   ------------------------------   -----   --------------   ----------------   --------
10236536   BLDG & LIAB/401 S COOPER           OH    $   866,106.88    $ 1,400,000.00       OK
10236627   BLDG/1136 ST GREGORY ST            OH    $   434,532.14    $   740,000.00       OK
10236643   BLDG/1819-1829 SUTTON AVENUE       OH    $ 1,074,025.36    $ 1,750,000.00       OK
10239506   BLDG/1362 ST RT 28                 IN    $   144,158.42    $   425,000.00       OK
10239688   BLDG/5077-5079 DELHI PIKE          OH    $   130,746.67    $   500,000.00       OK
10243664   BLDG/2216 DIXIE HWY                OH    $ 1,272,073.64    $ 2,290,000.00       OK
10244043   BLDG/2383 KINGS CENTER             OH    $   240,661.60    $ 4,500,000.00       OK
10244050   BLDG/2383 KINGS CENTER             OH    $ 3,032,875.00    $ 4,500,000.00       OK
10244142   BLDG/1300 E 86TH STREET            OH    $16,568,000.00    $21,700,000.00       OK
10245206   BLDG/5940 N. MICHIGAN ROAD         IN    $   466,666.34    $   590,000.00       OK
10246956   BLDG/LIABILITY 5691 KINGS          OH    $ 4,499,022.46    $10,000,000.00       OK
10250941   BLDG & LIAB/7301 GEORGETOWN RD     IN    $ 4,661,154.15    $ 6,400,000.00       OK
10252780   INS. BLDG/6121B PORTER ROAD        FL    $   954,750.00    $ 2,100,000.00       OK
10253432   BLDG/4900 ANGOLA ROAD              OH    $ 1,414,518.16    $ 3,300,000.00       OK
10254430   BLDG/10843 MILLINGTON CT           OH    $   213,750.00    $   440,000.00       OK
10255239   LIAB./26.667 ACRES/CTR.POINT       OH    $ 1,285,681.31    $ 2,130,000.00       OK
10256617   BLDG/3290-3300 WILMINGTON PARK     OH    $   408,718.50    $   670,000.00       OK
10256633   BLDG/1034-1038 CHERRY DR           OH    $   235,748.70    $   340,000.00       OK
10257409   BLDG/4729-4747 DEVITT DR           OH    $   491,176.69    $   560,000.00       OK
10258746   BLDG/2620 RIDGEWOOD ROAD           OH    $ 2,328,875.75    $ 2,900,000.00       OK
10261310   BLDG/72ND & MICHIGAN AVENUE        OH    $ 1,884,537.49    $ 2,400,000.00       OK
10261468   BLDG/LAND (15 ACRES)               OH    $   688,750.00    $   915,000.00       OK
10261880   BLDG/26565 MILES ROAD              OH    $ 1,520,207.93    $ 2,035,000.00       OK
10265097   BLDG/2901 S GETTYSBURG             OH    $ 3,853,775.72    $ 5,325,000.00       OK
10265998   BLDRS RISK/BROWNSBORO SUB          OH    $   544,397.50    $ 1,100,000.00       OK
10266731   BLDG/VARIOUS LOCATIONS             OH    $ 1,872,327.86    $ 5,200,000.00       OK
10267374   BLDG/2557 CENTER ROAD              OH    $   238,450.00    $ 1,834,500.00       OK
10268844   GENL LIAB ST PAUL INS CO           KY    $   598,499.81    $ 1,320,000.00       OK
10268877   BLDG/1663 LIBERTY DRIVE            IN    $ 4,579,703.61    $ 6,200,000.00       OK
10269586   BLDG/9615 INTER OCEAN DRIVE        OH    $   205,318.76    $   820,000.00       OK
10269610   BLDG/DOOLEY'S ORCHARD APTS.        OH    $ 5,419,180.00    $ 9,600,000.00       OK
10274347   LIAB/WATERFORD ESTATES             OH    $   861,013.52    $ 1,870,000.00       OK
10274644   BLDG ZURICH AMERICAN INS CO        FL    $ 2,306,755.66    $ 2,650,000.00       OK

 OBLIGOR    OBLIGATION   INTEREST        OBLIGOR         OBLIGATION      MATURITY    OBLIGATION
  NUMBER      NUMBER       RATE        SHORT NAME      EFFECTIVE DATE      DATE       ASSN UNIT
---------   ----------   --------   ----------------   --------------   ----------   ----------
 10274784       18         2.58     RHEIN HIGHLAND       12/20/2001     09/01/2013       210
 10274859       26         3.75     CRAMERS CROSSIN      12/14/2001     01/01/2005       210
 10274925       18         3.68     WESTPOINTE PLAZA     12/20/2001     12/31/2004       210
 10275005       18         5.17     NEWMARK HOLDING      12/27/2001     01/01/2007       210
 10275930       18         5.48     QUERSHI TRUSTEE      01/08/2002     02/01/2012       210
 10276052       18         4.75     BUILDING EXCHAN      01/08/2002     07/08/2002       210
 10279049       18         5.75     WYNNEWOOD INVES      03/12/2002     03/15/2003       210
 10279361       18         4.75     PHILLIPPI HOLDI      03/15/2002     09/15/2003       210
 10279767       18         4.50     COBB MOTEL COMP      03/22/2002     05/01/2008       210
 10279783       42         4.25     ALKIRE INVESTME      03/20/2002     10/01/2004       210
300002692       18         7.29     LAKERIDGE INVES      02/20/1998     02/20/2004       210
300010398       18         6.59     BALIAN EDWARD H      05/29/1998     05/29/2013       210
300013574       18         4.56     BAYROCK INVESTM      12/30/1998     12/21/2004       210
300013590       18         7.80     JONES RONALD S       12/24/1998     01/24/2009       210
300015058       26         8.00     GEMINI VL LLC        05/17/1999     05/17/2009       210
300015058       18         8.00     GEMINI VL LLC        03/16/1999     03/16/2009       210
300017187       18         7.50     SABA WM AS TRUS      07/09/1999     07/09/2009       210
300017492       18         7.75     BLOCK JARED          07/22/1999     07/22/2009       210
300023185       18         5.25     PELICAN PIER         07/05/2000     07/05/2002       210
300024332       26         3.84     VALUE SELF           09/29/2000     09/29/2002       210

 OBLIGOR                                             95% OF CURRENT
  NUMBER             FILING DESC 1           STATE       BALANCE      COLLATERAL VALUE   V ISSUES
---------   ------------------------------   -----   --------------   ----------------   --------
 10274784   LIABILITY/548 ACRES                OH    $ 4,750,000.00    $29,638,000.00       OK
 10274859   BLDR'S RISK/CRAMERS CROSSING       OH    $ 2,861,977.87    $10,233,600.00       OK
 10274925   BLDG/HILLIARD ROME ROAD            OH    $13,385,500.00    $21,800,000.00       OK
 10275005   BLDG/3385 NEWMARK DRIVE            OH    $ 2,170,946.17    $ 3,200,000.00       OK
 10275930   BLDG & LIAB/11700 PELLSTON CT      OH    $   594,956.17    $   850,000.00       OK
 10276052   BLDG/2101-2103 3RD AVE SOUTH       OH    $   258,970.00    $   515,000.00       OK
 10279049   BLDG/LOT42 AUBURN SPRINGS          IN    $   232,479.25    $   295,000.00       OK
 10279361   GEN'L LIAB SO OWNERS INS           FL    $ 3,135,000.00    $ 6,300,000.00       OK
 10279767   BLDG/9665 MASON MONTGOMERY RD      OH    $ 1,801,295.00    $ 2,615,000.00       OK
 10279783   BLDS.RSK/ 4370 ALKIRE RD           OH    $   684,000.00    $ 5,100,000.00       OK
300002692   INS. BLDG/5951 CATTLERIDGE BLV     FL    $ 2,444,863.34    $ 4,700,000.00       OK
300010398   INS. BLDG/6229-6253 14TH ST W,     FL    $   703,561.71    $ 2,500,000.00       OK
300013574   INS. BLDG/1549 RINGLING BLVD       FL    $ 5,254,238.46    $10,000,000.00       OK
300013590   INS. BLDG/1263 GOLDEN LAKE DR      FL    $   853,091.40    $ 1,450,000.00       OK
300015058   INS. BLDG/2800 US HWY 17-92        FL    $   543,914.44    $   950,000.00       OK
300015058   INS. BLDG/5270/5500 NEW TAMPA      FL    $   611,299.31    $ 1,200,000.00       OK
300017187   INS. BLDG/5440 CLARK ROAD          FL    $   839,069.16    $ 1,085,000.00       OK
300017492   INS. BLDG/40&100 GOODLETTE RD      FL    $ 1,427,864.02    $ 1,900,000.00       OK
300023185   INS. BLDG/6207 18TH ST E           FL    $   374,395.00    $   640,000.00       OK
300024332   INS. BLDRS RISK/LOCKWOOD RIDGE     FL    $ 1,995,000.00    $ 2,200,000.00       OK

 OBLIGOR   OBLIGATION                          OBLIGATION                            OBLIGATION
  NUMBER     NUMBER     OBLIGOR SHORT NAME   EFFECTIVE DATE   MATURITY DATE   RATE    ASSN UNIT
 -------   ----------   ------------------   --------------   -------------   ----   ----------
10139755       18       ANTENEN JAY JR         02/28/1997       02/27/2003    5.49%     210
10210960       18       KREUZMAN HENRY         07/01/2000       01/01/2009    6.50%     210
10214095       18       WAELCO PROPERTI        07/01/2000       03/01/2009    6.00%     210
10214129       18       WAELCO PROPERTI        07/01/2000       03/01/2009    6.00%     210
10227477       26       KOEHLER JAMES C        10/31/2001       05/15/2005    6.26%     210
10221736       26       NISBET PROPERTY        03/31/1997       04/01/2008    4.25%     210
10222445       26       MILLER VALENTIN        08/04/1997       09/01/2002    6.00%     210
10226859       18       MID STATES GRAV        02/19/1999       03/01/2003    5.25%     210

 OBLIGOR                                           95% OF CURRENT
  NUMBER           FILING DESC 1           STATE       BALANCE      COLLATERAL VALUE   LTV ISSUES
 -------   -----------------------------   -----   --------------   ----------------   ----------
10139755   BLDG/8500 BERK BLVD.              OH     $  266,369.29     $  465,000.00       REIT
10210960   BLDG/7877 CALDERWOOD LANE         OH     $  267,969.65     $1,000,000.00       REIT
10214095   BLDG/7991 MALL RD                 KY     $  339,201.06     $  900,000.00       REIT
10214129   BLDG/9112 LESAINT DR              OH     $  384,953.00     $1,100,000.00       REIT
10227477   BLDG/1624-1665 TIFFIN AVENUE      OH     $   65,592.18     $3,750,000.00       REIT
10221736   BLDG/7301-11 TYLERS CORNER DR     OH     $2,031,816.23     $2,550,000.00       REIT
10222445   BLDG/4422 DALMAN RD               IN     $  410,495.00     $4,250,000.00       REIT
10226859   BLDG/3750 COURTRIGHT COURT        OH     $  470,754.40     $  800,000.00       REIT